November 26, 1996


                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1996
                FOR GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS

                                 ISSUED THROUGH

              THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 ("VCA-2")


     On November 22, 1996, persons having voting rights in respect of VCA-2 ("Participants") approved two proposals to revise VCA-2's fundamental investment policies and restrictions. First, Participants approved a proposal to make only VCA-2's investment objective fundamental, permitting the VCA-2 Committee to make changes to the policies designed to achieve that objective without Participant approval. Second, Participants approved a proposal to revise VCA-2's fundamental investment restrictions (1) to permit VCA-2 to make certain investments and utilize certain investment techniques designed to meet VCA-2's objective, and
(2) to make the restrictions more consistent with other accounts and funds managed by Prudential and its affiliates.

     These approved changes will be effective on the date of the next revision of the VCA-2 prospectus, which is currently expected to be May 1, 1997. This supplement is designed to advise current investors of changes that will become effective as of that date.

     1. Revised Investment Objective and Policies
        -----------------------------------------

     Effective May 1, 1997, the investment objective stated in the first paragraph of the cover page will be changed to the following:

     The Prudential Variable Contract Account-2 will invest its assets primarily in equity securities of major, established corporations that are selected with the objective of long-term growth of capital.

     Effective May 1, 1997, the investment objective on page 4 will be changed to the following:

     VCA-2's investment objective is long-term growth of capital. VCA-2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective.



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     Effective May 1, 1997, the investment objective and policies in section A on page 8 will be changed to the following:

     VCA-2's investment objective is long-term growth of capital. VCA-2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. This objective is a fundamental investment policy and may not be changed without the approval of a majority vote (as defined in the 1940 Act) of VCA-2 Participants.

     The investment policies set forth below are adopted in an effort to achieve the investment objective and are not fundamental. Therefore, these investment policies may be changed by the VCA-2 Committee without the approval of VCA-2 Participants.

     In attempting to achieve its objective, VCA-2 will invest in common stocks, preferred stocks, warrants or convertible bonds which, in the opinion of VCA-2's investment adviser, are believed to be in sound financial condition and have prospects for price appreciation greater than broadly based stock indices. Under normal market conditions, VCA-2 may also invest up to 20% of its assets in investment grade short-term, intermediate term, or long-term debt instruments. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in equities, a larger proportion than usual of VCA-2's assets may be invested in such debt instruments.

2. Revised Fundamental Investment Restrictions
   -------------------------------------------

     Effective May 1, 1997, VCA-2's fundamental investment restrictions will be revised in a variety of respects. The current investment restrictions are set forth on pages 2-3 of the statement of additional information ("SAI") for VCA-2 dated May 1, 1996. The revised restrictions are set forth in a supplement dated November 26, 1996 to the SAI (the "SAI Supplement"). For more information, please refer to those documents, which are available from Prudential free of charge upon request.

     Briefly, those revisions will permit VCA-2 to make certain investments and utilize certain investment techniques designed to meet VCA-2's objective.

     Effective May 1, 1997, VCA-2 may purchase and sell (i.e., write) put and call options on equity securities, debt securities, securities indices, and foreign currencies. An



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option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Currently, the 1940 Act is interpreted to require that any options written by investment companies, such as VCA-2, be "covered," which can be done in a variety of ways, such as placing in a segregated account certain securities or cash designed to "cover" VCA-2's obligation under the written option. Although options will be primarily used to reduce fluctuations in the value of VCA-2's investments (i.e., hedge) or to generate additional premium income, they do involve certain risks. For example, the investment adviser may not correctly anticipate movements in the relevant markets, thus causing losses on VCA-2's options positions. VCA-2's use of options is subject to other risks, which are discussed in the SAI Supplement.

     Effective May 1, 1997, to the extent permitted by applicable regulations, VCA-2 may purchase and sell financial futures contracts, including stock index futures contracts, futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or rate indices, and futures contracts on foreign currencies or groups of foreign currencies. VCA-2 may also purchase and sell options on futures contracts. VCA-2 intends to use futures contracts (and options thereon) solely for the purpose of hedging VCA-2's positions with respect to securities, interest rates and foreign securities. A financial futures contract generally provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or currency at a specified price on a designated date. Further details about futures contracts, including certain risks associated with their use, are provided in the SAI Supplement.

     In addition, among other things, effective May 1, 1997, VCA-2 may utilize:
(1) reverse repurchase agreements; (2) dollar rolls; (3) interest rate swaps;
(4) short sales against the box; (5) when issued and delayed delivery securities; and (6) forward foreign currency exchange contracts. More information about these techniques, including certain risks associated with their use, is included in the SAI Supplement.